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
                                     PROXY
      TELE-COMMUNICATIONS, INC.                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      Post Office Box 5630                           The undersigned hereby appoints Bob Magness and John C.
      Denver, CO 80217                               Malone as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated
                                                     below, all the shares of common stock of Tele-Communications,
                                                     Inc. ("TCI") held of record by the undersigned on June 15,
                                                     1994, at the Special Meeting of stockholders to be held on
                                                     August 4, 1994 or any adjournment thereof.

         1. PROPOSAL TO APPROVE and adopt the Agreement and Plan of Merger, dated as of January 27, 1994, as amended, among TCI, Liberty Media Corporation, TCI/Liberty Holding Company, TCI Mergerco, Inc. and Liberty Mergerco, Inc.

                    / / FOR    / / AGAINST     / / ABSTAIN

         2. PROPOSAL TO APPROVE and adopt the TCI/Liberty Holding Company 1994 Stock Incentive Plan.

                    / / FOR    / / AGAINST     / / ABSTAIN

         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before
            the Meeting.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                          (CONTINUED FROM OTHER SIDE)
     This Proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS
     EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
     -----------------------------------------------------------------------
     CLASS A COMMON




     DATED: _________________________, 1994


     __________________________________________________
     SIGNATURE

     __________________________________________________
     SIGNATURE IF HELD JOINTLY

     --------------------------------------------------
         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
          CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
     --------------------------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                     PROXY
      TELE-COMMUNICATIONS, INC.                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      Post Office Box 5630                           The undersigned hereby appoints Bob Magness and John C.
      Denver, CO 80217                               Malone as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated
                                                     below, all the shares of common stock of Tele-Communications,
                                                     Inc. ("TCI") held of record by the undersigned on June 15,
                                                     1994, at the Special Meeting of stockholders to be held on
                                                     August 4, 1994 or any adjournment thereof.

         1. PROPOSAL TO APPROVE and adopt the Agreement and Plan of Merger, dated as of January 27, 1994, as amended, among TCI, Liberty Media Corporation, TCI/Liberty Holding Company, TCI Mergerco, Inc. and Liberty Mergerco, Inc.

                    / / FOR    / / AGAINST     / / ABSTAIN

         2. PROPOSAL TO APPROVE and adopt the TCI/Liberty Holding Company 1994 Stock Incentive Plan.

                    / / FOR    / / AGAINST     / / ABSTAIN

         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before
            the Meeting.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                          (CONTINUED FROM OTHER SIDE)
     This Proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS
     EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
     -----------------------------------------------------------------------
     CLASS B COMMON



     DATED:__________________________, 1994


     __________________________________________________
     SIGNATURE

     __________________________________________________
     SIGNATURE IF HELD JOINTLY

     --------------------------------------------------
        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
         CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
     --------------------------------------------------
- --------------------------------------------------------------------------------